PRUDENT BEAR FUND                       SEMI-ANNUAL REPORT    MARCH 31, 1998
----------------------------------------------------------------------------

                                    (PHOTO)

                                    PRUDENT
                                      BEAR
                                      FUND

INVESTMENT ADVISER
    DAVID W. TICE & ASSOCIATES, INC.
    8140 WALNUT HILL LANE, SUITE 405
    DALLAS, TEXAS 75231
    HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT &
CUSTODIAN
    FIRSTAR TRUST COMPANY
    615 EAST MICHIGAN STREET
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
    PRICE WATERHOUSE LLP
    MILWAUKEE, WISCONSIN

LEGAL COUNSEL
    FOLEY & LARDNER
    MILWAUKEE, WISCONSIN

PRUDENT BEAR FUND

                                                                        May 1998
Dear Shareholder

The last six months have been very volatile. The most significant decline in the last year occurred in October. However, 1998's first quarter saw a nearly parabolic rise in stock prices, with the NASDAQ average rising 18% and the NASDAQ-100 (NDX) increasing 26% for the quarter. As could be expected, the Prudent Bear Fund performed extremely well in 1997's fourth quarter, but did not fare so well in 1998's first quarter. Overall, for the six months, the Fund declined by 8.1%, while the S&P 500 advanced by 17.2% and the NASDAQ average gained 9.1%.

It has been difficult to generate good performance by being short in a rapidly rising market. This last quarter has had a "speculative blow-off" feel to it, which is common to the end of bull markets, which has made shorting stocks extremely painful. I have attempted to rationally select individual short sale investments to be profitable or minimize losses while remaining 70% invested on the short side. However, rational thinking has often been counterproductive in what has often been an irrational market. I have lost count of the number of situations we have been in, where we were right fundamentally, but the stock price moved up regardless. Additionally, in a diversified portfolio, there is a more substantial "market" influence to the overall return. The good news is that it is inarguable that the fundamentals are now in our favor. Operating results of American companies are badly deteriorating, and it seems that the market is now starting to respond to some bad news for individual companies. Therefore, the fund's future has never been brighter, with the stock prices of companies in badly deteriorating condition at record levels.

Our intent is to ensure that we are invested on the short side, when the massive market decline that I expect eventually arrives. I will not attempt to time the market, as I do not believe that Prudent Bear investors want to take the risk of the portfolio manager being able to determine exactly when the stock market will begin its long term decline. I have kept the fund very aggressively invested on the short side during this entire six-month period, as I believe that the market decline is very close at hand.

I believe that the end of this "bubble" stock market is close because the corporate earnings growth bonanza is over. It was interesting to read the commentary of Warren Buffett in his recent comments to shareholders. "...we did not consider the market overvalued if 1) interest rates remained where they were or fell, and 2) American business continued to earn the remarkable returns on equity that it had recently recorded... If they stay there - and if interest rates hold near recent levels - there is no reason to think of stocks as generally overvalued. On the other hand, returns on equity are not a sure thing to remain at, or even near, their present levels."

What Warren Buffett is saying, of course, is that stocks just might not be overvalued if everything stays the same. That is to say if these ideal economic conditions, low interest rates and high returns on equity, continue. Federal Reserve Chairman, Alan Greenspan has essentially said the same, using nearly the same caveat about corporate earnings.

However, the strong earnings growth - the factor driving the market higher over the past five years - is OVER. The bad news is that profit growth has evaporated even with an extremely strong US economy. Fourth quarter earnings, as measured by economists in the national income accounts, were 2.3% lower vs. the prior year. This weakness in 4th quarter results doesn't appear to be an aberration, as weak earnings are now starting to creep into the public company aggregate figures. The "light bulb" just seems to have clicked on with Wall Street analysts, who over a three-month period, dropped their 1st quarter estimates from a hefty +14% to a paltry 2% gain. That's a huge downward revision, even by Wall Street standards. Actual earnings came in rising at an estimated 3%-4% clip, but most beat the revised lower expectations, keeping the CNBC commentators happy. A Merrill Lynch strategist has now started talking about an earnings recession for the remainder of 1998. But at today's valuations, with the P/E and price/book value of the S&P 400 at 31 and 7.7, respectively, it's unrealistic to expect even higher P/Es if companies begin to fall short on the "E." Market multiples have moved from 5 to 30 since the inception of the Great Bull. The P/E on NASDAQ stocks is closer to 70.

One of the most significant reasons for lower corporate earnings is that employee compensation is rising faster than a company's ability to raise prices. For the last seven years, Corporate America has enjoyed increased productivity without a commensurate rise in employee compensation. This is highly unusual, as traditionally, increases in productivity have been accompanied by a roughly equal rise in real wages. Productivity is where wage growth comes from - the ability of workers to do more with less. But since 1991, real wages have not kept up with productivity growth. Credit massive white-collar layoffs, offshore manufacturing, or shifting more employee compensation to stock options, but the fact is, history suggests the gap between wages and productivity will close. This is happening already. The

PRUDENT BEAR FUND

Employment Cost Index advanced by 3.3% in 1997, while inflation was a mere 1.7%. This was higher real compensation growth than we've seen in some time, yet productivity growth declined slightly from 1996 to 1997. I expect greater increases in compensation expense later this year. Unions are gaining some strength after years of losing ground, and in some industries, a shortage of workers has kindled bidding wars for employees.

None of this matters, of course, if companies can raise prices at will. The problem is they can't. Heavy investment in equipment has left corporate America with too much capacity just as major trading partners are buying less U.S. goods. The combination of overcapacity and repercussions from the Asian problem led Business Week to rank the pricing power of U.S. corporations as the weakest in thirty-five years. Investors forget how much operating leverage that exists in businesses, and how a modest squeeze in gross profit margin can cause earnings to fall by 30% or more.

In addition to these real-world operating problems, there is a quality of earnings question that won't hide forever. Accounting shenanigans have allowed many companies to overstate their true profitability. The gamesmanship has included massive restructuring charges, aggressive merger bookkeeping and stock option accounting which understates true expense. Buffet's protege, Charlie Munger was quoted in Fortune saying that current accounting for employee stock options is "weak, corrupt and contemptible." Earnings cannot stay up through gamesmanship forever. Meanwhile, the same companies are taking on the biggest operating and financial challenges in their history with a competitive Battle Royal and slower sales growth than they have seen in years. I see virtually no way for corporate earnings to remain at today's record levels, meaning that Warren Buffett's caveat will come into play - returns on equity will not remain at their present levels.

Looking at the financial markets and economy from a bigger perspective, it has become increasingly clear to me that the U.S. economy is in the midst of a massive "bubble". Not only is the US stock market so tremendously overvalued that it is likely to fall by more than 40%, but we also have a terribly maladjusted economy that has been made buoyant by excess credit creation. Our economy has benefited from a massive stimulus from monetary ease and accommodative credit conditions. Long periods of economic "boom" with overaggressive financing cause business eventually to build too much capacity. This is a tremendous problem as we have "excess global capacity in virtually every industry," according to GE Chairman, Jack Welch. Wachovia Bank Chairman, John Medlin, Jr. said that banks' credit standards are at the weakest point in his 40-year career as a banker. Another gigantic problem is that the global excess investment is there to largely satisfy an American consumer now that the Asian growth story has collapsed, with no recovery in sight. Business Week said in November, "after the latest round of devaluations, every region except for the U.S. will be a net exporter making the global economy dangerously dependent on the U.S. as the consumer of last resort." However, the problem is that the typical American has already over-consumed beyond everyone's wildest expectations. Who would have thought that financial institutions would lend up to 125% of an American home's value? Household debt is now at an all-time record high. This easy credit plus a feeling of wealth from $4 trillion in stock market appreciation over the last couple of years, has caused Americans to consume at record levels. No wonder everyone feels so good, "it's been a great party!"

This "bubble economy" situation makes it more likely that the stock market will eventually decline by more than 40%. The current environment is amazingly similar to that of the "Roaring 1920s" when the economy was vibrant, interest rates and inflation were low, and the stock market boomed. How many pundits have you heard, argue that "low inflation justifies current stock prices?" The problem is that this low inflation is an average of the mild deflation in product prices and the inflation in many areas from this excessive credit and monetary stimulus. This excessive credit simply has created more overspending by the consumer and over-investment by business, which will eventually exacerbate the coming deflation. Just like the 1920s, this same camouflage has fooled all the economists, who think the low inflation is a guarantee of future prosperity.

But, the problem is, when an economic boom is based on a "bubble", eventually the "bubble" pops, and the result will be ugly. At that time, the Prudent Bear Fund will be there for you. Tell your friends and those you care about to think
(a) more about risk and less about return, (b) more about return "OF" principal and less about return "ON" investment, and (c) more about FEAR and less about GREED. This is a phenomenal period that we are now living through, but it will be even more interesting and rewarding for those who are cautious, in the near future. Hang in there.


/s/ David W. Tice
David W. Tice

PRUDENT BEAR FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

ASSETS:
  Investments, at value (cost $54,333,896)                $ 51,684,484
  Deposit at brokers for short sales                         2,419,869
  Receivable from broker for proceeds
    on securities sold short                                39,558,418
  Receivable for investments sold                            6,215,170
  Capital shares sold                                           43,892
  Interest receivable                                           38,908
  Other receivables                                             42,874
  Organizational expenses, net of
    accumulated amortization                                    16,717
  Other assets                                                  47,788
                                                          ------------
  Total Assets                                             100,068,120
                                                          ------------

LIABILITIES:
  Securities sold short, at value
    (Proceeds of $44,212,952)                               43,268,690
  Payable for securities purchased                             612,363
  Options written, at value
    (Premiums received $269,641)                               460,687
  Payable for written options closed                           175,900
  Payable to Adviser                                            57,537
  Accrued expenses and other liabilities                       320,270
                                                          ------------
  Total Liabilities                                         44,895,447
                                                          ------------
NET ASSETS                                                $ 55,172,673
                                                          ============

NET ASSETS CONSIST OF:
  Capital stock                                           $ 72,312,349
  Accumulated undistributed net
    investment income                                          714,508
  Accumulated undistributed net realized loss
    on investments sold, securities sold short
    and option contracts expired or closed                 (15,957,988)
  Net unrealized appreciation
    (depreciation) on:
    Investments                                             (2,649,412)
    Short positions                                            944,262
    Written options                                           (191,046)
                                                          ------------
  Total Net Assets                                        $ 55,172,673
                                                          ============

  Shares outstanding
    (250,000,000 shares of $.0001
      par value authorized)                                  8,479,038
  Net Asset Value, Redemption Price
    and Offering Price Per Share                                 $6.51
                                                                 =====



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998
(UNAUDITED)

INVESTMENT INCOME:
  Interest income                                          $ 1,806,054
  Dividend income on long positions                              8,734
                                                          ------------
  Total investment income                                    1,814,788
                                                          ------------
EXPENSES:
  Investment advisory fee                                      333,939
  Administration fee                                            12,376
  Shareholder servicing and accounting costs                    29,120
  Custody fees                                                  14,560
  Federal and state registration                                23,660
  Professional fees                                             34,034
  Distribution expense                                          66,788
  Reports to shareholders                                       10,374
  Directors' fees and expenses                                   3,094
  Amortization of organizational expenses                        2,999
  Other                                                          1,092
                                                          ------------
  Total operating expenses before
    dividends on short positions                               532,036
  Dividends on short positions                                  40,970
                                                          ------------
  Total expenses                                               573,006
                                                          ------------
  NET INVESTMENT INCOME                                    $ 1,241,782
                                                          ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
    Long transactions                                          180,676
    Short transactions                                      (2,897,646)
    Option contracts expired or closed                      (3,726,424)
    Futures contracts closed                                  (663,458)
  Change in unrealized appreciation
    (depreciation) on:
    Investments                                             (3,600,013)
    Short positions                                            397,663
    Written options                                           (175,972)
                                                          ------------
  Net realized and unrealized
    loss on investments                                    (10,485,174)
                                                          ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                               ($ 9,243,392)
                                                         =============


                     See notes to the financial statements.

PRUDENT BEAR FUND

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                           March 31, 1998        Year Ended
                                            (Unaudited)      September 30, 1997
                                         -----------------   ------------------
OPERATIONS:
 Net investment income                      $ 1,241,782         $ 1,471,882
 Net realized gain (loss):
   Long transactions                            180,676          (1,186,456)
   Short transactions                        (2,897,646)         (5,853,271)
   Option contracts expired or closed        (3,726,424)         (1,782,678)
   Futures contracts closed                    (663,458)                   -
 Change in unrealized appreciation
  (depreciation) on:
   Investments                               (3,600,013)            991,276
   Short positions                              397,663           1,026,318
   Written options                             (175,972)            (15,074)
                                          -------------       -------------
 Net (decrease) in net assets resulting
  from operations                            (9,243,392)         (5,348,003)
                                          -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                 (1,895,943)           (183,831)<F1>
                                          -------------       -------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                  150,454,242          77,048,623
 Shares issued to holders in
  reinvestment of dividends                   1,507,668             137,320
 Cost of shares redeemed                   (112,149,611)        (52,480,055)
                                          -------------       -------------
 Net increase in net assets resulting
  from capital share transactions            39,812,299          24,705,888
                                          -------------       -------------
TOTAL INCREASE IN NET ASSETS                 28,672,964          19,174,054
NET ASSETS:
   Beginning of period                       26,499,709           7,325,655
                                          -------------       -------------
   End of period (including
     undistributed net investment income
     of $714,508 and $1,367,233,
     respectively)                          $55,172,673         $26,499,709
                                          =============       =============

<F1> Total distribution is ordinary income, of which 2.9% is eligible for the corporate dividends received deduction.

                     See notes to the financial statements.

PRUDENT BEAR FUND

FINANCIAL HIGHLIGHTS

                                                                                                          December 28,
                                                                          Six Months                        1995<F1>
                                                                            Ended         Year Ended         through
                                                                          March 31,      September 30,    September 30,
  Per Share Data:                                                            1998            1997             1996
                                                                        -------------    -------------    -------------
                                                                          (Unaudited)

  Net asset value, beginning of period                                          $7.29           $8.88           $10.00
                                                                        -------------   -------------    -------------

Income from investment operations:
  Net investment income<F2>                                                      0.17<F3>        0.62<F3>         0.09
  Net realized and unrealized (losses) on investments                           (0.72)          (2.06)           (1.21)
                                                                        -------------   -------------    -------------
  Total from investment operations                                              (0.55)          (1.44)           (1.12)
                                                                        -------------   -------------    -------------
Less distributions from net investment income                                   (0.23)          (0.15)               -
                                                                        -------------   -------------    -------------
Net asset value, end of period                                                  $6.51           $7.29            $8.88
                                                                        =============   =============    =============
Total return<F4>                                                               -8.06%         -16.44%          -11.20%

Supplemental data and ratios:
  Net assets, end of period                                               $55,172,673     $26,499,709       $7,325,655

  Ratio of operating expenses to average net assets<F5><F6><F7>                 1.99%           2.59%            2.75%

  Ratio of dividends on short positions to average net assets<F6>               0.15%           0.34%            0.34%

  Ratio of net investment income to average net assets<F6><F7>                  4.65%           7.75%            4.07%

  Portfolio turnover rate                                                     274.89%         413.25%           91.31%

  Average commission rate paid                                                $0.0411         $0.0565          $0.0502

<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the periods ended March 31, 1998, September 30, 1997 and September 30, 1996 were
     $0.18, $0.65 and $0.10, respectively.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized for the six months ended March 31, 1998 or the period
     December 28, 1995 through September 30, 1996.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended March
     31, 1998, September 30, 1997 and September 30, 1996 were 2.14%, 2.93%
     and 3.09%, respectively.
<F6> Annualized for the six months ended March 31, 1998 and the period December
     28, 1995 through September 30, 1996.
<F7> Without expense reimbursements of $104,260 for the period ended September
     30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.

                     See notes to the financial statements.


PRUDENT BEAR FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 1998
(UNAUDITED)

SHARES                                                                   VALUE
---------                                                               ------
           COMMON STOCKS - 30.7%<F1>
           BASIC MATERIALS - 10.1%<F1>
   57,000  Cambior Inc.<F5>                                         $  391,875
1,177,400  Campbell Resources Inc.<F2><F5>                             551,906
1,166,000  Canarc Resource Corporation<F2><F5><F7>                     426,346
  450,000  Canyon Resources Corporation<F2><F5>                        365,625
    3,334  Denstone Resources Ltd.<F2><F5><F7>                           1,055
  310,000  Donner Minerals Ltd.<F2><F5><F7>                            523,159
  200,000  Eldorado Gold Corporation<F2><F5><F7>                       115,320
   12,000  Global Platinum and Gold, Inc.<F2><F5>                       15,750
  142,800  Golden Star Resources Ltd.<F2><F5>                          455,175
  434,500  International Precious Metals Corporation<F2><F5>           244,406
   41,300  International Rochester Energy Corp.<F2><F5><F7>             36,301
  150,000  Kinross Gold Corporation<F2><F5>                            609,375
  400,000  Maxam Gold Corporation<F2><F5>                              248,000
   30,100  Naxos Resources Ltd.<F2><F5>                                116,638
   40,000  Placer Dome Inc.<F5>                                        527,500
  100,000  Randgold & Exploration Company Ltd. - ADR<F2><F5>           143,750
  100,000  TVX Gold Inc.<F2><F5>                                       325,000
1,750,000  William Resources Inc.<F2><F5><F7>                          455,303
                                                                 -------------
                                                                     5,552,484
                                                                 -------------
           CAPITAL GOODS - 2.0%<F1>
   60,000  Baldwin Technology Company, Inc.<F2><F5>                    330,000
   10,000  Durakon Industries, Inc.<F2><F5>                             92,500
   54,300  Harding Lawson Associates Group, Inc.<F2><F5>               505,669
    6,286  Philip Services Corp.<F2><F5>                                65,610
   20,000  UTILX Corporation<F2><F5>                                   110,000
                                                                 -------------
                                                                     1,103,779
                                                                 -------------
           COMMUNICATIONS - 0.8%<F1>
   10,000  CD Radio Inc.<F2><F5>                                       218,750
   17,200  Salient 3 Communications, Inc. - Class A<F5>                197,800
                                                                 -------------
                                                                       416,550
                                                                 -------------
           CONSUMER-CYCLICALS - 3.1%<F1>
   95,000  ADDvantage Media Group, Inc.<F2><F5>                        201,875
   20,000  Computer Learning Centers, Inc.<F2><F8>                     335,000
   29,875  Hollywood Park, Inc.<F2><F5>                                351,031
  105,900  ITEX Corporation<F2><F5>                                    582,450
  720,000  LS Capital Corporation<F2><F5>                              180,000
  300,000  LS Capital Corporation
            (Acquired 2/19/98, Cost $87,000)<F2><F4><F6>                63,000
                                                                 -------------
                                                                     1,713,356
                                                                 -------------
           CONSUMER STAPLES - 0.0%<F1>
    7,100  Iwerks Entertainment, Inc.<F2><F5>                           23,075
                                                                 -------------
           ENERGY - 0.3%<F1>
   30,000  Chesapeake Energy Corporation<F8>                           176,250
                                                                 -------------

 SHARES                                                                  VALUE
---------                                                               ------
           FINANCIALS - 0.3%<F1>
   10,000  Bank Plus Corporation<F2><F5>                           $   149,375
                                                                 -------------
           HEALTH CARE - 5.5%<F1>
   56,600  BioTime, Inc.<F2><F8>                                       806,550
  215,000  Conceptus, Inc.<F2><F5>                                     752,500
  100,000  Cortech, Inc.<F2><F5>                                        50,000
   25,100  Organogenesis Inc.<F2><F8>                                  850,263
   40,000  Pharmos Corporation<F2><F5>                                 115,000
   20,000  VIVUS, Inc.<F2><F8>                                         235,000
   10,000  Zonagen, Inc.<F2><F8>                                       220,000
                                                                 -------------
                                                                     3,029,313
                                                                 -------------
           TECHNOLOGY - 7.7%<F1>
   15,000  Advanced Micro Devices, Inc.<F2><F5>                        435,937
   18,500  ANTEC Corporation<F2><F5>                                   277,500
   11,300  Applied Signal Technology, Inc.<F2><F5>                     203,400
   37,500  Aura Systems<F2><F5>                                        127,734
   24,100  Avant! Corporation<F2><F8>                                  503,088
    3,000  BRC Holdings, Inc.<F2><F5>                                  117,750
   20,000  Komag, Incorporated<F2><F5>                                 290,000
   10,000  Lycos, Inc.<F2><F5>                                         442,500
    7,600  Microsoft Corporation<F2><F8>                               680,200
   50,000  Points North Digital Technologies Inc.<F2><F5><F7>          117,781
   30,000  Read-Rite Corporation<F2><F5>                               414,375
   25,000  Segue Software, Inc.<F2><F5>                                325,000
   44,000  SoftNet Systems, Inc.<F2><F8>                               316,250
                                                                 -------------
                                                                     4,251,515
                                                                 -------------
           TRANSPORTATION - 0.9%<F1>
   77,100  RailAmerica, Inc.<F2><F5>                                   515,606
                                                                 -------------
           TOTAL COMMON STOCKS
           (Cost $18,846,009)                                       16,931,303
                                                                 -------------

                     See notes to the financial statements.


PRUDENT BEAR FUND

SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1998
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
------------------------------------                                   ------
          PUT OPTIONS PURCHASED - 2.2%<F1>
     200  Agouron Pharmaceuticals, Inc.
            Expiration May 1998,
            Exercise Price $30.00                                    $ 11,250
     100  Applied Materials, Inc.
            Expiration April 1998,
            Exercise Price $35.00                                      10,312
     300  ASM Lithography Holding N.V.
            Expiration April 1998,
            Exercise Price $80.00                                      15,938
          Baan Company, N.V.:
     250    Expiration May 1998,
            Exercise Price $32.50                                       3,125
     200    Expiration May 1998,
            Exercise Price $45.00                                      38,125
     200  Brightpoint, Inc.
            Expiration April 1998,
            Exercise Price $20.00                                      60,000
     200  C-Cube Microsystems, Inc.
            Expiration April 1998,
            Exercise Price $20.00                                      35,625
          CDW Computer Centers, Inc.:
      20    Expiration April 1998,
            Exercise Price $55.00                                       2,875
     200    Expiration April 1998,
            Exercise Price $60.00                                      63,750
     150  CIENA Corporation
            Expiration July 1998,
            Exercise Price $35.00                                      23,437
     200  Cisco Systems, Inc.
            Expiration April 1998,
            Exercise Price $60.00                                       5,000
     350  Citicorp
            Expiration April 1998,
            Exercise Price $110.00                                      1,094
     300  Computer Learning Centers, Inc.
            Expiration April 1998,
            Exercise Price $20.00                                     121,875
     100  Delta and Pine Land Company
            Expiration May 1998,
            Exercise Price $30.00                                       3,750


CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
------------------------------------                                   ------
          Donaldson, Lufkin & Jenrette, Inc.:
     200    Expiration April 1998,
            Exercise Price $55.00                                  $    2,500
     100    Expiration April 1998,
            Exercise Price $60.00                                       1,250
     200  EXCEL Communications, Inc.
            Expiration April 1998,
            Exercise Price $20.00                                       3,750
     200  Excite, Inc.
            Expiration May 1998,
            Exercise Price $50.00                                     100,000
     200  General Electric Company
            Expiration April 1998,
            Exercise Price $70.00                                       1,250
     300  Hewlett-Packard Company
            Expiration May 1998,
            Exercise Price $55.00                                      10,312
      50  Household International, Inc.
            Expiration April 1998,
            Exercise Price $120.00                                        937
     300  Intel Corporation
            Expiration April 1998,
            Exercise Price $75.00                                      35,625
     200  International Business Machines Corporation
            Expiration April 1998,
            Exercise Price $105.00                                     61,250
          MBIA, Inc.:
       5    Expiration May 1998,
            Exercise Price $62.50                                         109
     830    Expiration May 1998,
            Exercise Price $55.00                                      10,375
     780    Expiration May 1998,
            Exercise Price $60.00                                      12,187
     200  MedImmune, Inc.
            Expiration April 1998,
            Exercise Price $45.00                                       2,500
     200  Micron Technology, Inc.
            Expiration April 1998,
            Exercise Price $30.00                                      39,375
          Miravant Medical Technologies:
     130    Expiration April 1998,
            Exercise Price $25.00                                       2,438
     100    Expiration April 1998,
            Exercise Price $30.00                                      11,875

                     See notes to the financial statements.


PRUDENT BEAR FUND

SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1998
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT) (CONT.)                             VALUE
------------------------------------                                   ------
     150  Network Associates, Inc.
            Expiration April 1998,
            Exercise Price $65.00                                 $    30,938
     200  Nike, Inc. - Class B
            Expiration April 1998,
            Exercise Price $45.00                                      30,000
      50  PLC Systems Inc.
            Expiration April 1998,
            Exercise Price $10.00                                         156
     155  SGS-Thomson Microelectronics N.V. - NYS
            Expiration April 1998,
            Exercise Price $65.00                                       4,844
     200  Superior Energy Services, Inc.
            Expiration May 1998,
            Exercise Price $10.00                                      23,750
          Transcrypt International, Inc.:
     270    Expiration April 1998,
            Exercise Price $15.00                                     109,688
     300    Expiration April 1998,
            Exercise Price $17.50                                     191,250
     200  United Companies Financial Corporation
            Expiration May 1998,
            Exercise Price $17.50                                      33,750
     250  United Technologies Corporation
            Expiration May 1998,
            Exercise Price $65.00                                       2,344
     150  Xilinx, Inc.
            Expiration April 1998,
            Exercise Price $40.00                                      53,438
          Zonagen, Inc.:
     300    Expiration May 1998,
            Exercise Price $15.00                                      13,125
     300    Expiration May 1998,
            Exercise Price $20.00                                      48,750
                                                                 ------------
          TOTAL PUT OPTIONS PURCHASED
            (Cost $1,968,774)                                     $ 1,233,922
                                                                 ------------

          CALL OPTIONS PURCHASED - 0.1%<F1>
     100  Avant! Corporation
            Expiration April 1998,
            Exercise Price $15.00                                      60,000
     150  Komag, Incorporated
            Expiration May 1998,
            Exercise Price $15.00                                      10,781
                                                                 ------------
          TOTAL CALL OPTIONS PURCHASED
             (Cost $67,635)                                            70,781
                                                                 ------------

   SHARES                                                               VALUE
-----------                                                          --------
             WARRANTS - 0.0%<F1>
             LS Capital Corporation
    300,000   Expiration March 2000,
              Exercise Price $0.60 (Cost $3,000)                 $          0
                                                                 ------------
             SHORT-TERM INVESTMENTS - 60.6%<F1>
             U.S. TREASURIES - 40.7%<F1><F5>
             U.S. Treasury Bills:
$ 3,200,000  4.84%, 04/02/1998                                      3,199,570
  4,100,000  4.93%, 04/09/1998                                      4,095,508
 11,700,000  4.94%, 04/23/1998                                     11,664,679
  3,500,000  4.89%, 04/30/1998                                      3,486,213
                                                                 ------------
             TOTAL U.S. TREASURIES                                 22,445,970
                                                                 ------------
             VARIABLE RATE DEMAND NOTES<F3> - 19.9%<F1>
$ 2,662,403  American Family Financial Services, Inc.,
               5.2656%<F5>                                        $ 2,662,403
    779,841  General Mills, Inc., 5.2925%                             779,841
    589,790  Johnson Controls, Inc., 5.2925%<F5>                      589,790
  1,133,385  Pitney Bowes, Inc., 5.2925%                            1,133,385
  2,227,758  Warner-Lambert Co., 5.2660%                            2,227,758
  3,609,331  Wisconsin Electric Power Co., 5.2656%                  3,609,331
                                                                 ------------
             TOTAL VARIABLE RATE DEMAND
              NOTES                                                11,002,508
                                                                 ------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $33,448,478)                                  $33,448,478
                                                                 ------------
             TOTAL INVESTMENTS
              (Cost $ 54,333,896)                                 $51,684,484
                                                                 ============

<F1> Calculated as a percentage of net assets.
<F2> Non-income producing security.
<F3> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
     The rates listed are as of March 31, 1998.
<F4> Restricted security.
NYS  New York Shares.
<F5> All or a portion of the securities have been committed as collateral for open short positions.
<F6> Private placement issue (trades at a 15% discount to market value).
<F7> Foreign security.
<F8> Shares are held to cover all or a portion of a corresponding short position.

                     See notes to the financial statements.


PRUDENT BEAR FUND

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1998
(UNAUDITED)

    SHARES                                                              VALUE
    ------                                                              -----
    15,000  Action Performance Companies, Inc.                    $   527,812
    50,000  AgriBioTech, Inc.                                         784,375
    24,000  Altera Corporation                                        906,000
    12,000  America Online, Inc.                                      819,750
    26,000  Applied Materials, Inc.                                   918,125
       500  Arrow Electronics, Inc.                                    13,531
     3,800  Arrow International, Inc.                                 130,625
    24,100  Avant! Corporation                                        503,088
    20,000  Bay Networks, Inc.                                        542,500
     7,000  Best Buy Co., Inc.                                        466,375
    30,000  Bethlehem Steel Corporation                               406,875
    56,600  BioTime, Inc.                                             806,550
    40,000  Brightpoint, Inc.                                         687,500
    38,400  C-Cube Microsystems, Inc.                                 715,200
    15,000  CDW Computer Centers, Inc.                                898,125
    24,300  CNS, Inc.                                                 135,169
    23,200  CalEnergy Company, Inc.                                   655,400
   105,000  Cellular Technical Services Company                       164,062
   135,100  Chesapeake Energy Corporation                             793,713
    30,000  Coinmach Laundry Corporation                              633,750
    30,000  Columbia Laboratories, Inc.                               414,375
    45,000  Computer Learning Centers, Inc.                           753,750
     8,000  Delta and Pine Land Company                               416,000
    20,000  EchoStar Communications Corporation                       440,000
    14,000  Electro Scientific Industries, Inc.                       540,750
    18,500  EMCORE Corporation                                        289,062
     9,500  Excite, Inc.                                              483,906
    54,000  Fairfield Communities, Inc.                             1,191,375
    12,000  Fastenal Company                                          520,500
    15,000  FIRSTPLUS Financial Group, Inc.                           630,000
    20,000  Friede Goldman International Inc.                         577,500
     6,000  Intel Corporation                                         468,375
    38,800  Intelligroup, Inc.                                        628,075
    12,000  International Business Machines Corporation             1,246,500
     5,000  JDA Software Group, Inc.                                  265,625
    10,000  K2 Inc.                                                   223,125
    10,500  Kulicke and Soffa Industries, Inc.                        228,375
    27,700  Lam Research Corporation                                  779,062
     7,800  Level One Communications, Inc.                            183,300
     9,000  Linear Technology Corporation                             621,000
    10,000  Lukoil Holding - ADR                                      702,940
    20,000  Medicis Pharmaceutical Corporation - Class A              872,500

    SHARES                                                              VALUE
    ------                                                              -----
    17,000  Micrel, Incorporated                                $     644,938
    20,000  Microchip Technology, Inc.                                420,000
    30,200  Micron Technology, Inc.                                   877,688
     7,600  Microsoft Corporation                                     680,200
    10,000  Miravant Medical Technologies                             317,500
    20,000  NeoMagic Corporation                                      377,500
    21,200  Novellus Systems, Inc.                                    916,900
    40,000  Organogenesis Inc.                                      1,355,000
    25,000  Paging Network, Inc.                                      384,375
     1,000  Polaroid Corporation                                       44,000
     5,000  Presstek, Inc.                                            115,625
     9,000  Rambus Inc.                                               393,750
    50,100  STB Systems, Inc.                                       1,002,000
    55,600  Security First Network Bank                               479,550
     6,000  Silicon Valley Bancshares                                 366,375
   135,900  SoftNet Systems, Inc.                                     976,781
    25,000  SONUS Pharmaceuticals, Inc.                               612,500
    52,000  Southern Pacific Funding Corporation                      799,500
     7,050  The Sports Authority, Inc.                                115,444
    10,600  Taiwan Semiconductor Manufacturing
              Company Ltd. - ADR                                      274,275
    12,000  Telefonos de Mexico SA - ADR                              676,500
    37,500  Total System Services, Inc.                             1,171,875
    30,000  Trump Hotels & Casino Resorts, Inc.                       275,625
    10,500  Ugly Duckling Corporation                                 113,531
    52,500  Ultratech Stepper, Inc.                                 1,069,688
    19,900  United Companies Financial Corporation                    354,469
    22,000  Veeco Instruments Inc.                                    818,125
     8,000  Vitesse Semiconductor Corporation                         377,250
    49,800  VIVUS, Inc.                                               585,150
    80,000  WEBS-Hong Kong                                            885,000
    15,900  Xilinx, Inc.                                              595,256
    19,700  Zebra Technologies Corporation - Class A                  758,450
    18,000  Zenith Electronics Corporation                            119,250
    15,000  Zonagen, Inc.                                             330,000
                                                                 ------------
            TOTAL SECURITIES SOLD SHORT
              (Proceeds $44,212,952)                              $43,268,690
                                                                 ============

WEBS - World Equity Benchmark Shares

See notes to the financial statements.


PRUDENT BEAR FUND

SCHEDULE OF CALL OPTIONS WRITTEN
MARCH 31, 1998
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                                     VALUE
------------------------------------                                   ------
       200  Agouron Pharmaceuticals, Inc.
             Expiration May 1998,
             Exercise Price $40.00                                   $ 43,750
            CDW Computer Centers, Inc.:
        20   Expiration April 1998,
             Exercise Price $65.00                                      2,250
       200   Expiration April 1998,
             Exercise Price $70.00                                      2,500
       200  CIENA Corporation
             Expiration April 1998,
             Exercise Price $45.00                                     26,250
       100  Delta and Pine Land Company
             Expiration May 1998,
             Exercise Price $35.00                                    178,750
       400  Organogenesis Inc.
             Expiration July 1998,
             Exercise Price $35.00                                    162,500
        50  PLC Systems Inc.
             Expiration April 1998,
             Exercise Price $15.00                                     12,812
       100  Transcrypt International, Inc.
             Expiration April 1998,
             Exercise Price $17.50                                      1,250
       200  United Companies Financial Corporation
             Expiration May 1998,
             Exercise Price $20.00                                     13,750
       300  Zonagen, Inc.
             Expiration May 1998,
             Exercise Price $30.00                                     16,875
                                                                 ------------
            TOTAL CALL OPTIONS WRITTEN
              (Premiums received $269,641)                           $460,687
                                                                 ============

                     See notes to the financial statements.


PRUDENT BEAR FUND

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1998 (UNAUDITED)

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
  Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25,
  1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act").
  The Company currently consists of one series, Prudent Bear Fund (the
  "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on December 13, 1995. The Fund commenced operations on December 28, 1995.

  The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $27,849, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

  The following is a summary of significant accounting policies consistently followed by the Fund.

  a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made.
     Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

  b) Transactions with Brokers for Short Sales - Treasury and other liquid securities in the amount of $38,024,364 have been committed as collateral for open short investment positions and are on deposit in a segregated account with the custodian. The Fund's receivable from broker for proceeds on securities sold short is with two major security dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

  c) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal
     Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

  d) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset.
     Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for trading and hedging purposes.

  e) Written Option Accounting - The Fund writes call options for trading purposes and writes put options for hedging purposes. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised.


PRUDENT BEAR FUND


NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

     Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

  f) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

  g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  h) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes
     $962,700 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.CAPITAL SHARE TRANSACTIONS
  Transactions in shares of the Fund were as follows:

                                        Six Months
                                          Ended            Year ended
                                      March 31, 1998   September 30, 1997
                                     ----------------   ----------------
  Shares sold                             19,543,234           9,350,759
  Shares issued to holders in
     reinvestment of dividends               189,644              16,193
  Shares redeemed                        (14,887,976)         (6,557,650)
                                    ----------------    ----------------
  Net increase                             4,844,902           2,809,302
                                    ================    ================
  Shares Outstanding:
     Beginning of period                   3,634,136             824,834
                                    ----------------    ----------------
     End of period                         8,479,038           3,634,136
                                    ================    ================

3.INVESTMENT TRANSACTIONS
  The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the six months ended March 31, 1998, were $47,715,474 and $34,951,674, respectively.

  At March 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

  Appreciation                                                $1,304,435
  (Depreciation)                                              (4,740,662)
                                                        ----------------
  Net depreciation on investments                            $(3,436,227)
                                                        ================

  At March 31, 1998, the cost of investments for federal income tax purposes was $55,120,711.

  At September 30, 1997, the Fund had accumulated net realized capital loss carryovers of $38,537, $29,396 expiring in 2004 and $9,141 expiring in 2005.
  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 1997 of $8,776,029 which are not recognized for tax purposes until the first day of the following fiscal year.


PRUDENT BEAR FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

4.INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Fund has entered into an Investment Advisory Agreement with David W.
  Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

  The Investment Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.75% of the net assets of the Fund.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.SHORT POSITIONS
  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

6.OPTION CONTRACTS WRITTEN
  The premium amount and the number of option contracts written during the six months ended March 31, 1998, were as follows:

                                    Premium Amount    Number of Contracts
                                    ----------------   -----------------
  Options outstanding at
     September 30, 1997                   $  157,426                 900
  Options written                          1,396,455               5,435
  Options closed                            (738,095)             (2,450)
  Options exercised                          (30,557)               (180)
  Options expired                           (515,587)             (1,935)
                                    ----------------    ----------------
  Options outstanding at
     March 31, 1998                       $  269,642               1,770
                                    ================    ================

7.SERVICE AND DISTRIBUTION PLAN
  The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. The currently approved rate is 0.25% of average daily assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $66,788 pursuant to the Plan for the six months ended March 31, 1998.

